                                                                   Exhibit 10.50

                                  ATTACHMENT #1

                                       to

                             LICENSE SYSTEM ADDENDUM #3

                                     between

                             SEIKO EPSON CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SEC/PSIP Attachment #1 (LSA #3)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

             ATTACHMENT # 1 TO THE LICENSED SYSTEM ADDENDUM #3 DATED
                                DECEMBER 31, 2000

This Attachment #1 dated May 1, 2001 ("Attachment #1") to Licensed System Addendum #3 dated December 31, 2000 ("LSA #3") is entered into by and between SEIKO EPSON Corporation, a Japanese corporation, (hereinafter "SEC") and Peerless Systems Imaging Products, Inc., a Washington corporation, pursuant to the provisions of the Master Technology License Agreement between those parties dated April 1, 2000 (hereinafter the "MTLA"). This Attachment #1 is hereby made a part thereof, and the terms and conditions of the MTLA and LSA #3 thereto are incorporated by reference herein.

WHEREAS, SEC and PSIP now wish that PSIP grants to SEC an additional Block License for use in the Authorized SEC Devices identified in Exhibit A, Section 2 of LSA #3;

NOW THEREFORE, SEC and PSIP hereto agree as follows effective May 1, 2001:

1. Subject to the payment of all fees herein, PSIP grants to SEC an additional Block License under the same terms and conditions of LSA #3 in the amount of * dollars (US$*).

2. In exchange for this additional Block License, SEC agrees to pay PSIP *dollars (US$*) which shall be due and payable within * of the execution of this Attachment #1. PSIP agrees that such payments require the receipt by SEC of original invoices and the required Tax Application Form for Income Tax Convention with PSIP's signature. SEC will provide the required Tax Application Form for Income Tax Convention and PSIP will sign as appropriate and return the form to SEC. Payments made hereunder are non-cancelable, non-refundable and non-transferable.

3. The Per Unit License Fees stated in Exhibit B (and more specifically Tables 10, 11, 12 and 13) to LSA #3 shall apply until the crediting of the equivalent earned Per Unit License Fee equals U.S. $* (* dollars). The U.S. $* (* dollars) is the total of the original Block License in LSA #3 of U.S. $* (* dollars) plus the Block License granted in this Attachment #1 of U.S. $* (* dollars).

4. Except as expressly provided herein, all of the terms of the MTLA and LSA #3 shall continue in force and effect.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
(April 13, 2001)                    Page 1 of 2

SEC/PSIP Attachment #1 (LSA #3)                                    CONFIDENTIAL
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Attachment #1 as of the date set forth below.

SEIKO EPSON CORPORATION                     PEERLESS SYSTEMS IMAGING PRODUCTS,
                                            INC.

By:                                         By:
      /s/ Seiji Hanaoka                               /s/ Ron Davis
----------------------------------------        --------------------------------

Name: Seiji Hanaoka                         Name: Ron Davis

Title: Managing Director                    Title: Vice President

Date: May 16, 2001 Date: May 17, 2001

///End

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